Exhibit 99.1

CONTACT:
Andy Wrobel
Chief Financial Officer
NTN BUZZTIME, INC.
(760) 930-1177
Andy.Wrobel@ntn.com

                         NTN BUZZTIME ANNOUNCES RESULTS
                             FOR FIRST QUARTER 2006

o    Q1 2006 IS THIRD CONSECUTIVE PROFITABLE QUARTER FOR THE COMPANY.

o    Q1 2006 NET INCOME IMPROVES BY $1.4 MILLION OVER Q1 2005, TO $76,000.

o    CONSOLIDATED REVENUES IMPROVE BY 17% OVER Q1 2005.

o    ADJUSTED EBITDA IMPROVES BY $1.64 MILLION TO $1.69 MILLION OVER Q1 2005.

o    BUZZTIME ITV NETWORK REACHES ALL-TIME HIGH OF 4,036 SITES ON WORLD WIDE
     BASIS.

o    BUZZTIME ITV NETWORK REVENUES INCREASE BY 19.1% OVER Q1 2005.

o COMPANY ANNOUNCED OUTSTANDING PLAYER STATISTICS AS 20% OF BLUE RIDGE COMMUNICATIONS' DIGITAL CABLE TV SUBSCRIBERS PLAYED ITS GAMES IN THE FIRST TWO MONTHS OF DEPLOYMENT.


CARLSBAD, CA, MAY 9, 2006 - NTN BUZZTIME, INC. (AMEX: NTN), a leader in interactive communications and entertainment products for the home and for the hospitality industry, today announced results for the first quarter ended March 31, 2006. NTN Buzztime will host a live webcast and conference call today at 4:30 pm EDT to discuss the results (see conference call details below).

FIRST QUARTER 2006 RESULTS
--------------------------

CONSOLIDATED RESULTS

Revenues - Consolidated revenues for the first quarter of 2006 increased by $1.56 million or 17% to $11.06 million, compared to revenues of $9.50 million for the first quarter of 2005.

Net Income - Consolidated net income increased by $1,423,000 to $76,000 or $0.00 per common share for the Q1 2006 period, compared with a net loss of $1,347,000 or $(0.03) per common share in the Q1 2005 period. Under FAS 123R, net income for Q1 2006 includes a charge for the expensing of stock options, a charge which the company did not include in Q1 2005 as then allowed under GAAP. Without this expense, net income for the quarter would have been $359,000 and the quarter would have shown an increase of $1,706,000 over Q1 2005.

Adjusted EBITDA - Consolidated Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and stock-based compensation for employees and non-employees) improved by $1,638,000 to positive $1,688,000 for the three months ended March 31, 2006 from Adjusted EBITDA of $50,000 for the three months ended March 31, 2005.

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

Cash balance increased by $50,000 during the first quarter of 2006 as income from operations offset investments in capital equipment.

The 2006 consolidated net profit represented the combination of a net profit of $261,000 from the Entertainment division and a net loss of $185,000 from the Hospitality division.

"We are very pleased with the Company's first quarter operating results as we have created a solid base of performance from our core assets while retaining significant break-out potential," stated chairman and CEO Stanley B. Kinsey. "We now enjoy a unique market position with a loyal and expanding player base and broad distribution of our games across the Buzztime Network, mobile, cable, satellite and retail games. We plan to continue to drive revenues from distribution, advertising, and from our players who want more ways to play."


ENTERTAINMENT DIVISION RESULTS

With this 2006 first quarter report, the Company is modifying its reporting format by moving the Buzztime iTV Network segment (iTV Network; formerly the NTN iTV Hospitality Network) out of the Hospitality division and into a newly formed Entertainment division. The Entertainment division now includes the iTV Network and Buzztime Distribution (formerly Buzztime Entertainment). Additionally, content development and management costs, formerly associated entirely with Buzztime Entertainment, are allocated to the two segments in relationship to the level of support provided to each segment. Thus, the Buzztime Distribution segment includes only those costs associated with distributing and licensing its content and technology on platforms other than the iTV Network.

Entertainment Division revenue growth was driven by subscriber increases in all territories in the Buzztime iTV Network segment: U.S., Canada and UK. The Network's world wide net site count grew by 322 sites since March 31, 2005, and Network revenue increased by $1,296,000, or 19.1%. The quarter ended with a record world-wide site count of 4,036, represented by 4,007 sites in North America and 29 sites in the UK.

Net income for the Buzztime iTV Network segment increased by $799,000 to a net profit of $459,000 for the first quarter of 2006, from a net loss of $340,000 for the first quarter of 2005.

Buzztime Distribution segment revenues decreased by $114,000 to $180,000 for the first quarter of 2006, from $294,000 for the first quarter of 2005. The decrease in revenues is due to a lack of development revenue in Q1 2006. The net loss for the Buzztime Distribution segment was $198,000 for the first quarter of 2006, a reduction of $188,000 from the net loss of $386,000 for the first quarter of 2005. The reduction in loss was due to lower operating costs as the Company completed development efforts.

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HOSPITALITY DIVISION RESULTS

The Hospitality division now includes only the NTN Wireless and NTN Software Solutions segments. Revenues for the Hospitality division increased by $373,000 or 15.4%, to $2,793,000 for the first quarter of 2006, compared to revenues of $2,420,000 for the first quarter of 2005.

NTN Wireless and Software Solutions net profit improved by $436,000 to a loss of $185,000 for the first quarter of 2006 compared to a net loss of $621,000 for the first quarter of 2005. Net income in the Wireless segment increased by $115,000, from $49,000 to $164,000, due to higher margins on its product sales compared to Q1 2005. Net loss in the Software Solutions segment was reduced by $321,000, from $670,000 to $349,000.

The following tables set forth certain information regarding our segments and other operations (in thousands):

                                                     THREE MONTHS ENDED MARCH 31ST
                                                     -----------------------------

                                                  2006           2005         CHANGE
                                                  ----           ----         ------
Revenues
  Entertainment Division
    Buzztime iTV Network (includes "other
    revenues")                                 $  8,089       $  6,793       $  1,296
    Buzztime Distribution                           180            294           (114)
                                               --------       --------       --------
       Total Entertainment Division               8,269          7,087          1,182
                                               --------       --------       --------

  Hospitality Division
    NTN Wireless                                  1,529          1,466             63
    Software Solutions                            1,264            954            310
                                               --------       --------       --------
      Hospitality Division                        2,793          2,420            373
                                               --------       --------       --------
      Total revenue                            $ 11,062       $  9,507       $  1,555
                                               ========       ========       ========
Net income (loss)
  Entertainment Division
    Buzztime iTV Network                       $    459       $   (340)      $    799
    Buzztime Distribution                          (198)          (386)           188
                                               --------       --------       --------
       Total Entertainment Division                 261           (726)           987
                                               --------       --------       --------

  Hospitality Division
    NTN Wireless                                    164             49            115
    Software Solutions                             (349)          (670)           321
                                               --------       --------       --------
       Hospitality Division                        (185)          (621)           436
                                               --------       --------       --------
      Net income (loss)                        $     76       $ (1,347)      $  1,423
                                               ========       ========       ========

CONFERENCE CALL

A conference call to review the first quarter earnings is scheduled for today at 4:30 pm EDT. Investors may access the teleconference call by dialing (800)
540-0559 approximately 15 minutes prior to the starting time, and then ask to be connected to the NTN Buzztime First Quarter Earnings Conference Call.
International callers please dial (785) 832-1508. This call is also being simultaneously webcast and can be accessed at NTN Buzztime's web site at www.ntnbuzztime.com.

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

A replay will be available beginning immediately following the conclusion of the conference call through May 16, 2006 at 11:59 p.m. EDT. Please dial (800)
934-3335 to access the replay. International callers please dial (402) 220-1145.

An archive of the webcast will also be available on the Company's web site at www.ntnbuzztime.com.



ABOUT NTN BUZZTIME, INC.

Based in Carlsbad, CA, NTN Buzztime, Inc. is the parent corporation of the Entertainment Division and NTN Hospitality(TM) Division. Entertainment Division is comprised of the Buzztime interactive Television (iTV) Network segment and Buzztime Distribution segment (Buzztime Entertainment, Inc., a subsidiary).
Entertainment Division produces Buzztime(R), the play-along games channel, live sports prediction games such as QB1(R) and many other games that allow one or many players to participate. In addition to the Buzztime iTV Network, Buzztime's games are available on cable TV, satellite TV, mobile phones and plug-n-play home versions. The NTN Hospitality segment is comprised of NTN Wireless
Communications, Inc., and NTN Software Solutions, Inc..

For more information, please see www.ntnbuzztime.com.

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WHICH REFLECT MANAGEMENT'S
CURRENT VIEWS OF FUTURE EVENTS AND OPERATIONS, INCLUDING, BUT NOT LIMITED TO,
FUTURE EXPANSION AND DISTRIBUTION OF PRODUCT AND SERVICE LINES, ANTICIPATED
REVENUES AND PERFORMANCE OF INDEPENDENT RESELLERS ARE ALL BASED ON CURRENT
EXPECTATIONS AND ASSUMPTIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT
COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. THESE RISKS AND UNCERTAINTIES
INCLUDE THE RISK OF CHANGING ECONOMIC CONDITIONS, FAILURE OF PRODUCT DEMAND OR
MARKET ACCEPTANCE OF BOTH EXISTING AND NEW PRODUCTS, DELAYS IN CLOSING OF SALES
OR AGREEMENTS, UNFORESEEN AND UNCONTROLLABLE INCREASES IN EXPENSES OR COSTS AND
THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING. OTHER IMPORTANT FACTORS THAT MAY
CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS
ARE DISCUSSED IN THE "RISK FACTORS" SECTION AND OTHER SECTIONS OF NTN'S FORM
10-K FOR THE YEAR ENDED DECEMBER 31, 2005, WHICH IS ON FILE WITH THE SECURITIES
AND EXCHANGE COMMISSION. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS RELEASE
ARE BASED ON INFORMATION AVAILABLE TO US ON THE DATE HEREOF. THESE STATEMENTS
SPEAK ONLY AS OF THE DATE HEREOF, AND NTN DOES NOT UNDERTAKE TO PUBLICLY UPDATE
OR REVISE ANY OF ITS FORWARD-LOOKING STATEMENTS EVEN IF EXPERIENCE OR FUTURE
CHANGES SHOW THAT THE INDICATED RESULTS OR EVENTS WILL NOT BE REALIZED.


                              -- TABLES TO FOLLOW -

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                                 NTN BUZZTIME, INC. AND SUBSIDIARIES
                                CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (THOUSANDS, EXCEPT SHARE DATA)

                                                                   MARCH 31,      DECEMBER 31,
                                                                     2006             2005
                                                                     ----             ----
                                                                  (Unaudited)      (Audited)
ASSETS (Pledged)
Current Assets:

   Cash and cash equivalents ................................      $   6,032       $   5,982
   Restricted cash ..........................................             69              69
   Accounts receivable, net .................................          3,575           3,630
   Inventory ................................................            328             371
   Investments available-for-sale ...........................            215             258
   Deposits on broadcast equipment ..........................            557             799
   Deferred costs ...........................................          1,159           1,118
   Prepaid expenses and other current assets ................            965             955
                                                                   ---------       ---------
          Total current assets ..............................         12,900          13,182

 Broadcast equipment and fixed assets, net ..................          8,091           8,085
 Software development costs, net ............................            783             706
 Deferred costs .............................................          1,203           1,256
 Goodwill ...................................................          3,658           3,658
 Intangible assets, net .....................................          2,761           2,946
 Other assets ...............................................            185             185
                                                                   ---------       ---------
          Total assets ......................................      $  29,581       $  30,018
                                                                   =========       =========
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Accounts payable ..........................................      $     657       $     725
  Accrued expenses ..........................................          2,126           1,799
  Sales tax payable .........................................            204             714
  Accrued salaries ..........................................             89             643
  Accrued vacation ..........................................            613             619
  Income taxes payable ......................................             58             147
  Obligations under capital leases - current portion ........            422             436
  Revolving line of credit ..................................            700             700
  Deferred revenue ..........................................          1,701           2,024
  Deferred revenue-Buzztime .................................            663             632
                                                                   ---------       ---------
         Total current liabilities ..........................          7,233           8,439

Obligations under capital leases, excluding current portion .            271             366
Deferred revenue ............................................            689             321
                                                                   ---------       ---------
         Total liabilities ..................................          8,193           9,126
                                                                   ---------       ---------

Commitments and contingencies

Shareholders' equity:
   Series A 10% cumulative convertible preferred stock, $.005 par value, $161,000 liquidation preference, 5,000,000
    shares authorized; 161,000 shares issued and outstanding
    at March 31, 2006 and December 31, 2005 .................              1               1
   Common stock, $.005 par value, 84,000,000 shares
    authorized; 53,985,000 and 53,877,000 shares issued and
    outstanding at March 31, 2006 and December 31, 2005,
    respectively ............................................            269             268
  Additional paid-in capital ................................        110,346         109,860
  Accumulated deficit .......................................        (88,712)        (88,788)
  Accumulated other comprehensive loss ......................           (516)           (449)
                                                                   ---------       ---------
         Total shareholders' equity .........................         21,388          20,892
                                                                   ---------       ---------

         Total liabilities and shareholders' equity .........      $  29,581       $  30,018
                                                                   =========       =========

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

                                      NTN BUZZTIME, INC. AND SUBSIDIARIES
                          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                                     (THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                THREE MONTHS ENDED MARCH 31,

                                                             2006            2005         CHANGE
                                                           --------       --------       --------

Revenues .............................................      $ 11,062       $  9,507       $  1,555

Operating expenses:
    Direct operating costs (includes depreciation of
     $948 and $728 for the three months ended March
     31, 2006 and 2005, respectively) ................         3,501          3,456             45
    Non-cash charge related to software product sale..            --            276           (276)
    Selling, general and administrative ..............         6,409          6,326             83
    Litigation, legal and professional fees ..........           346            380            (34)
    Stock-based compensation and payments ............           408            107            301
    Depreciation and amortization ....................           209            219            (10)
    Research and development .........................            66             59              7
                                                            --------       --------       --------
          Total operating expenses ...................        10,939         10,823            116
                                                            --------       --------       --------

Operating income (loss) ..............................           123         (1,316)         1,439

Other income (expense):
    Interest income ..................................            31             26              5
    Interest expense .................................           (46)           (24)           (22)
                                                            --------       --------       --------

          Total other income (expense) ...............           (15)             2            (17)
                                                            --------       --------       --------

Net income (loss) before income taxes ................           108         (1,314)         1,422

Provision for income taxes ...........................            32             33             (1)
                                                            --------       --------       --------
          Net income (loss) ..........................      $     76       $ (1,347)      $  1,423
                                                            ========       ========       ========


Net income (loss) per common share - basic ...........      $   0.00       $  (0.03)      $  (0.03)
                                                            ========       ========       ========
Net income (loss) per common share - diluted .........      $   0.00       $  (0.03)      $  (0.03)
                                                            ========       ========       ========

Weighted average shares outstanding - basic ..........        53,928         53,222
                                                            ========       ========
Weighted average shares outstanding - diluted ........        60,931         53,222
                                                            ========       ========

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


                                 ADJUSTED EBITDA

A detailed schedule reconciling net income and loss, the nearest GAAP measure, to Adjusted EBITDA is included in the supplemental tables below. Adjusted EBITDA is included herein because management believes that certain investors find it to be a useful tool for measuring a company's operating performance. Adjusted EBITDA should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for, or superior to, GAAP results. Non-GAAP financial information such as Adjusted EBITDA, by its nature, departs from traditional accounting conventions; accordingly, its use can make it difficult to compare NTN's current results with results from other reporting periods and with the results of other companies.

The following table reconciles our net loss per GAAP to Adjusted EBITDA (in thousands):


                                   THREE MONTHS ENDED MARCH 31,
                                   ----------------------------
                                       2006          2005         CHANGE
                                       ----          ----         ------
ADJUSTED EBITDA CALCULATION
(IN 000'S) (1)

Net income (loss) per GAAP           $    76      $(1,347)      $ 1,423
     Interest expense (net)               15           (2)           17
     Depreciation and amortization     1,157          983           174
     Non-cash stock based
        compensation and payments        408          107           301
     Non-cash charge related to
        software product sale             --          276          (276)
     Income taxes                         32           33            (1)
                                     -------      -------       -------
        ADJUSTED EBITDA              $ 1,688      $    50       $ 1,638
                                     =======      =======       =======

(1) FY 2005 numbers conform to the 2006 presentation format. In FY 2006 we adopted Adjusted EBITDA, which includes adjusting for non-cash charges.


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